UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 3, 2007

(Date of earliest event reported)

Tripos, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-23666	43-1454986
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1699 South Hanley Rd.
St. Louis, MO	63144	(314) 647-1099
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 — Securities and Trading Markets

Item 3.01.              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)           Tripos, Inc. (the “Company”) issued a press release dated July 5, 2007 announcing that on July 3, 2007 the Company had received notice from the Nasdaq Listing Qualifications Department that the Nasdaq Listing Qualifications Panel has determined that the Company’s common stock will be delisted from The Nasdaq Global Market, effective with the opening of business on Friday, July 6, 2007.

As previously disclosed, the Nasdaq Listing Qualifications Department had determined that the Company was not in compliance with the shareholders’ equity and market capitalization requirements for continued listing.  Furthermore, following the recent sale of the Company’s Discovery Research Sales and Services Business, the Company is deemed to be a “public shell” and therefore not eligible for continued listing on The Nasdaq Global Market.

The Company has been advised that bid/ask quotations for its common stock will be made on the Over-the-Counter Bulletin Board® maintained by the NASD following the withdrawal of its securities from The Nasdaq Global Market.  In addition, the Company’s common stock will continue to be eligible for quotation on the Pink Sheets, an electronic quotation service for securities traded over the counter.

A copy of the Company’s press release dated July 5, 2007, with respect to the delisting of its common stock, is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements concerning, among other things, the Company’s future prospects, including: (1) the Company’s ability to satisfy its creditors out of the proceeds of the sales of its assets and other available resources; (2) the extent of and uncertainties associated with the Company’s ability to offset corporate tax liabilities on the sale of assets through the utilization of net operating loss carryforwards; and (3) the Company’s ability to distribute any remaining cash to its stockholders.  These statements are based upon numerous assumptions that the Company cannot control and involve risks and uncertainties that could cause actual results to differ.  These statements should be understood in light of the risk factors set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, without limitations, those factors set forth in the Company’s Form 10-K for the fiscal year ended December 31, 2006, and from time to time in the Company’s periodic filings with the SEC.  Except as otherwise required under federal securities laws and the rules and regulations of the SEC, the Company does not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

99.1         Tripos, Inc. press release dated July 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2007	TRIPOS, INC.

	By:	/s/ John P. McAlister
John P. McAlister
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Tripos, Inc. press release dated July 5, 2007.